Exhibit 99.1

Medallia Reports Record Revenue in First Quarter Fiscal 2021

  Q1 Total Revenue of $112.7 Million, Up 20% Year-over-Year
  Q1 Subscription Revenue of $89.0 Million, Up 24% Year-over-Year
  Generated Operating Cash Flow of $23.1 Million in Q1

SAN FRANCISCO--(BUSINESS WIRE)--June 2, 2020--Medallia, Inc. (NYSE: MDLA), the global leader in experience management, today announced financial results for the quarter ended April 30, 2020.

“We delivered strong first quarter results despite the impact of COVID-19. I’m proud of the way we’ve delivered exceptional service to our customers and their employees,” commented Leslie Stretch, president and CEO, Medallia. “All customer and employee journeys have changed in this new environment. Companies need a comprehensive understanding of their customers to make fast decisions.”

“For the full fiscal 2021 year, we’re committed to non-GAAP profitability on an operating income basis,” Stretch continued. “We continue to deepen our experience platform with voice, video, messaging, ideas, IoT signal capture and journey analysis to create insights at massive scale and in real-time. Our unique platform, extensive global customer base, committed partner ecosystem, and strong financial position sets us up for long-term success.”

Financial Highlights for the First Quarter of Fiscal 2021

  Total revenue for the quarter was $112.7 million, an increase of 20% from the same period last year. Subscription revenue was $89.0 million, an increase of 24% from the same period last year.
  Loss from operations for the quarter was $32.8 million, compared to loss from operations of $2.0 million in the same period last year. Non-GAAP income from operations for the first quarter was $3.5 million, compared to $2.0 million in the same period last year.
  Net loss for the quarter was $32.5 million, or $(0.24) per share, basic and diluted, compared to net loss of $2.6 million, or $(0.08) per share, basic and diluted, in the same period last year. Non-GAAP net income was $3.1 million, or $0.02 per share, diluted, compared to non-GAAP net income of $1.5 million, or $0.01 per share, diluted, in the same period last year.
  Cash, cash equivalents and marketable securities were $407.5 million as of April 30, 2020.

For information regarding the non-GAAP financial measures discussed in this press release, please see the section titled “Non-GAAP Financial Measures.” Reconciliations between GAAP and non-GAAP financial measures are provided in the tables of this press release.

Recent Company Highlights

  Recent wins with Arnott’s Biscuits, Hitachi Vantara, Hyland, Maersk, MSA Safety, Pandora, Panera Bread, Pinsent Masons, and Shipt, among others.
  Hosted Medallia Experience ’20 virtually, the company’s annual user conference, for over 7,700 participants.
  Extended our partner relationships with the addition of Guidewire, Microsoft and Veeva Systems.
  Acquired Voci, a real-time speech to text platform, to deliver a rich single view of the customer that can power an exceptional customer experience.
  Introduced the new Insights Suite bringing video communication and crowdsourcing to consumer insights and providing access to the market research industry.
  Partnered with the International Chamber of Commerce (ICC) and the World Health Organization (WHO) to leverage Medallia’s Experience Cloud software to connect 45 million businesses across 140 countries to assess the business impact of COVID-19.
  Established a crowdsourcing platform for the National Health Service of England (NHS) that would take four to six weeks in normal circumstances, in 24 hours.
  Recognized as a leader in The Forrester New Wave™: Employee Experience Management For Large Enterprises.

Conference Call

Medallia will host a conference call at 1:30 p.m. PT (4:30 p.m. ET) today to discuss the first quarter of fiscal 2021 and our outlook for the second quarter of fiscal 2021. The conference call will be available via live webcast and replay at the Investor Relations section of Medallia’s website: https://investor.medallia.com/events-and-presentations/default.aspx.

About Medallia

Medallia (NYSE: MDLA) is the pioneer and market leader in Experience Management. Medallia’s award-winning SaaS platform, the Medallia Experience Cloud, leads the market in the understanding and management of experience for customers, employees and citizens. Medallia captures experience signals created on daily journeys in person, digital and Internet of Things (IoT) interactions and applies proprietary AI technology to reveal personalized and predictive insights that can drive action with tremendous business results. Using Medallia Experience Cloud, customers can reduce churn, turn detractors into promoters and buyers, and create in-the-moment cross-sell and up-sell opportunities, providing clear and potent returns on investment. For more information visit www.medallia.com.

Non-GAAP Financial Measures

In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), this press release and the accompanying tables contain, and the conference call will contain, non-GAAP financial measures, including non-GAAP gross profit and gross margin, non-GAAP subscription revenue gross profit and gross margin, non-GAAP operating expenses, non-GAAP income (loss) from operations, non-GAAP net income (loss) and non-GAAP net income (loss) per share, basic and diluted. Our management uses these non-GAAP financial measures internally in analyzing our financial results and believes they are useful to investors, as a supplement to the corresponding GAAP financial measures, in evaluating our ongoing operational performance and trends and in comparing our financial measures with other companies in the same industry, many of which present similar non-GAAP financial measures to help investors understand the operational performance of their businesses. However, it is important to note that the particular items we exclude from, or include in, our non-GAAP financial measures may differ from the items excluded from, or included in, similar non-GAAP financial measures used by other companies in the same industry. In addition, other companies may utilize metrics that are not similar to ours.

The non-GAAP financial information is presented for supplemental informational purposes only and is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. There are material limitations associated with the use of non-GAAP financial measures since they exclude significant expenses and income that are required by GAAP to be recorded in our financial statements. Please see the reconciliation tables at the end of this release for the reconciliation of GAAP and non-GAAP results. Management encourages investors and others to review Medallia’s financial information in its entirety and not rely on a single financial measure.

We adjust the following items from one or more of our non-GAAP financial measures:

Stock-based compensation expense. We exclude stock-based compensation expense, which is a non-cash expense, from certain of our non-GAAP financial measures because we believe that excluding this item provides meaningful supplemental information regarding operational performance. In particular, companies calculate stock-based compensation expense using a variety of valuation methodologies and subjective assumptions.

Employer payroll tax related to stock-based compensation. We exclude cash expenses for employer payroll taxes related to stock-based compensation, from certain of our non-GAAP financial measures because we believe that excluding this item provides meaningful supplemental information regarding operational performance. In particular, this expense is tied to the exercise or vesting of underlying equity awards and the price of our common stock at the time of exercise or vesting, which may vary from period to period independent of the operating performance of our business.

Amortization of acquired intangible assets. We exclude amortization of acquired intangible assets, which is a non-cash expense, from certain of our non-GAAP financial measures. Our expenses for amortization of intangible assets are inconsistent in amount and frequency because they are significantly affected by the timing, size of acquisitions and the inherent subjective nature of purchase price allocations. We exclude these amortization expenses because we do not believe these expenses have a direct correlation to the operation of our business.

Acquisition-related costs. We exclude costs related to acquisitions from our non-GAAP financial measures. These costs include legal and transactional costs associated with acquisition activities.

Restructuring and other. We exclude restructuring and other from certain of our non-GAAP financial measures. Restructuring and other consists of exit costs related to our former headquarters in San Mateo.

Income tax benefits. We exclude tax benefits related to acquisitions from our non-GAAP financial measures. These tax benefits realized consist of the change in the valuation allowance resulting from acquisitions. In addition, we exclude tax benefits related to our stock option exercise deductions.

Note on Forward-Looking Statements

The forward-looking statements included in this press release and in the accompanying conference call, including for example, the quotations of management, statements about achieving operating profitability on a non-GAAP basis in fiscal 2021, strategies, discussion of our commercial prospects, partnerships, estimates of future revenues, operating income/loss and expenses, stock-based compensation expense and related employer payroll tax expense, amortization of acquired intangible assets, acquisition-related costs, restructuring and other expenses, income tax benefits, and acquisitions, reflect management’s best judgment based on factors currently known and involve risks and uncertainties. These risks and uncertainties include, but are not limited to, potential disruption of customer purchase decisions resulting from global economic conditions including from an economic downturn or recession in the United States or in other countries around the world, timing and size of orders, relative growth of our recurring revenue, potential decreases in customer spending, including as a result of the COVID-19 pandemic and related public health measures, uncertainty regarding purchasing trends in the cloud software market, customer cancellations or non-renewal of maintenance contracts or on-demand services, developments in and the duration of the COVID-19 pandemic and the resulting impact on our business and operations, and the business of our customers and partners, including the economic impact of safety measures to mitigate the impacts of COVID-19, our potential inability to manage effectively any growth we experience, our ability to develop new products and services, increased competition or new entrants in the marketplace, potential impact of acquisitions and investments, changes in staffing levels, and other risks detailed in registration statements and periodic reports we filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K filed with the SEC on March 19, 2020, which may be obtained on the Investor Relations section of Medallia’s website (https://investor.medallia.com/financials/sec-filings/default.aspx). Additionally, these forward-looking statements involve risk, uncertainties, and assumptions, including those related to the impacts of COVID-19 on our business and global economic conditions. Many of these assumptions relate to matters that are beyond our control and are changing rapidly, including, but not limited to, the timeframes for and severity of social distancing and other mitigation requirements, the impact of COVID-19 on our customers’ purchasing decisions and the length of our sales cycles, particularly for customers in certain industries highly affected by COVID-19. Significant variation from the assumptions underlying our forward-looking statements could cause our actual results to vary, and the impact could be significant. All forward-looking statements in this press release are based on information available to us as of the date hereof. We undertake no obligation, and do not intend, to update the information contained in this press release or the accompanying conference call, except as required by law.

© 2020 Medallia, Inc. All rights reserved. Medallia®, the Medallia logo, and the names and marks associated with Medallia’s products are trademarks of Medallia. All other trademarks are the property of their respective owners.

Medallia, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	April 30, 2020	January 31, 2020
Assets
Current assets:
Cash and cash equivalents	$344,697	$226,866
Marketable securities	62,832	116,833
Trade and other receivables, net of allowance for doubtful accounts of $2,043 and $982 as of April 30, 2020 and January 31, 2020, respectively	67,645	150,661
Deferred commissions, current	22,792	22,455
Prepaid expenses and other current assets	28,625	22,492
Total current assets	526,591	539,307
Property and equipment, net	36,274	34,879
Deferred commissions, noncurrent	49,467	51,540
Intangible assets, net	25,091	21,306
Goodwill	98,241	79,324
Other noncurrent assets	6,252	5,293
Total assets	$741,916	$731,649
Liabilities, and stockholders’ equity
Current liabilities:
Accounts payable	$1,791	$3,608
Accrued expenses and other current liabilities	19,556	20,268
Accrued compensation	18,224	37,160
Revolving line of credit	43,000	-
Deferred revenue, current	221,600	263,115
Total current liabilities	304,171	324,151
Deferred revenue, noncurrent	4,292	1,407
Deferred rent, noncurrent	5,741	2,799
Other liabilities	4,191	5,496
Total liabilities	318,395	333,853
Stockholders’ equity:
Common stock	139	132
Additional paid-in capital	939,841	878,843
Accumulated other comprehensive loss	(2,957)	(206)
Accumulated deficit	(513,502)	(480,973)
Total stockholders’ equity	423,521	397,796
Total liabilities and stockholders’ equity	$741,916	$731,649

Medallia, Inc.
Condensed Consolidated Statements of Operations
(in thousands except per share data)
(unaudited)

	Three Months Ended April 30,
	2020	2019
Revenue:
Subscription	$88,992	$71,712
Professional services	23,699	21,907
Total revenue	112,691	93,619
Cost of revenue:
Subscription	17,344	13,461
Professional services	22,219	19,134
Total cost of revenue	39,563	32,595
Gross profit	73,128	61,024
Operating expenses:
Research and development	32,379	19,616
Sales and marketing	52,015	33,615
General and administrative	21,498	9,838
Total operating expenses	105,892	63,069
Loss from operations	(32,764)	(2,045)
Interest income and other income (expense), net	175	142
Loss before provision for (benefits from) income taxes	(32,589)	(1,903)
(Benefits from) provision for income taxes	(60)	656
Net loss	$(32,529)	$(2,559)
Net loss per share attributable to common stockholders, basic and diluted	$(0.24)	$(0.08)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	135,993	30,430

GAAP to Non-GAAP Reconciliations

GAAP to Non-GAAP adjustments include stock-based compensation expense and related employer payroll tax expense, amortization of acquired intangible assets, acquisition-related costs, restructuring and other, and income tax benefits as follows:

	Three Months Ended April 30,
	2020	2019
Cost of revenue:
Subscription	$1,961	$329
Professional services	2,881	557
Operating expenses:
Research and development	12,311	1,583
Sales and marketing	10,536	1,500
General and administrative	8,593	75
Income tax benefit	(696)	-
Total	$35,586	$4,044

Medallia, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended April 30,
	2020	2019
Operating activities
Net loss	$(32,529)	$(2,559)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	5,468	3,178
Amortization of deferred commissions	6,081	4,178
Stock-based compensation expense	31,804	7,962
Impairment (gain) on property and equipment, and lease termination	-	(13,783)
Other	845	494
Changes in assets and liabilities:
Trade and other receivables	81,689	55,281
Deferred commissions	(4,345)	(6,702)
Prepaid expenses and other current assets	(5,809)	(891)
Other noncurrent assets	(892)	(100)
Accounts payable	(2,726)	736
Deferred revenue	(39,248)	(25,135)
Accrued expenses and other current liabilities	(20,277)	(4,246)
Other noncurrent liabilities	3,052	(171)
Net cash provided by operating activities	23,113	18,242
Investing activities
Purchases of property, equipment and other	(5,374)	(1,852)
Purchase of marketable securities	(22,748)	(68,726)
Maturities of marketable securities	76,423	-
Proceeds from sale of marketable securities	600	511
Acquisitions, net of cash acquired	(25,209)	-
Net cash provided by (used in) investing activities	23,692	(70,067)
Financing activities
Proceeds from Series F convertible preferred stock, net of issuance costs	-	69,848
Proceeds from revolving line of credit	43,000	-
Proceeds from exercise of stock options	19,180	5,276
Proceeds from share purchase plan	10,267	-
Principal payments on capital leases	(1,041)	(624)
Deferred issuance costs	-	(3,053)
Net cash provided by financing activities	71,406	71,447
Effect of exchange rate changes on cash and cash equivalents	(380)	(42)
Net increase in cash and cash equivalents	117,831	19,580
Cash and cash equivalents at beginning of period	226,866	44,876
Cash and cash equivalents at end of period	$344,697	$64,456

Medallia, Inc.
GAAP to Non-GAAP Reconciliations
(in thousands, except percentages)
(unaudited)

	Three Months Ended April 30,
	2020	2019
Non-GAAP gross profit reconciliation:

GAAP gross profit	$73,128	$61,024

GAAP gross margin	65%	65%
Add (subtract):
Stock-based compensation	3,593	844
Employer payroll tax expense related to stock-based compensation	257	-
Amortization of acquired intangible assets	992	42
Non-GAAP gross profit	$77,970	$61,910
Non- GAAP gross margin	69%	66%

	Three Months Ended April 30,
	2020	2019
Non-GAAP subscription revenue gross profit reconciliation:

GAAP subscription revenue gross profit	$71,648	$58,251

GAAP subscription revenue gross margin	81%	81%
Add (subtract):
Stock-based compensation	909	287
Employer payroll tax expense related to stock-based compensation	60	-
Amortization of acquired intangible assets	992	42
Non-GAAP subscription revenue gross profit	$73,609	$58,580
Non-GAAP subscription revenue gross margin	83%	82%

	Three Months Ended April 30,
	2020	2019
Non-GAAP operating expense reconciliation:

GAAP operating expenses	$105,892	$63,069
GAAP operating expenses, as a % of total revenue	94%	67%
Add (subtract):
Stock-based compensation	(28,211)	(7,118)
Employer payroll tax expense related to stock-based compensation	(1,959)	-
Amortization of acquired intangible assets	(419)	-
Acquisition-related costs	(851)	(92)
Restructuring and other	-	4,052
Non-GAAP operating expenses	$74,452	$59,911
Non-GAAP operating expenses, as a % of total revenue	66%	64%

	Three Months Ended April 30,
	2020	2019
Non-GAAP income (loss) from operations reconciliation:

GAAP loss from operations	$(32,764)	$(2,045)
GAAP loss from operations, as a % of total revenue	(29)%	(2)%
Add:
Stock-based compensation	31,804	7,962
Employer payroll tax expense related to stock-based compensation	2,216	-
Amortization of acquired intangible assets	1,411	42
Acquisition-related costs	851	92
Restructuring and other	-	(4,052)
Non-GAAP income from operations	$3,518	$1,999
Non-GAAP income from operations, as a % of total revenue	3%	2%

	Three Months Ended April 30,
	2020	2019
Non-GAAP net loss reconciliation:

GAAP net loss	$(32,529)	$(2,559)
GAAP net loss as a % of total revenue	(29)%	(3)%
Add (subtract):
Stock-based compensation	31,804	7,962
Employer payroll tax expense related to stock-based compensation	2,216	-
Amortization of acquired intangible assets	1,411	42
Acquisition-related costs	851	92
Restructuring and other	-	(4,052)
Income tax benefit	(696)	-
Non-GAAP net income	$3,057	$1,485
Non-GAAP net income as a % of total revenue	3%	2%

Weighted average shares - basic	135,993	30,430
Weighted average shares - diluted	169,659	133,210

Medallia, Inc.
Non-GAAP Supplemental Financial Information
(In thousands, except for percentages)
(unaudited)

	Trailing Twelve Months Ended April 30,
Subscription Billings	2020	2019
Subscription revenue	$329,448	$262,926

Increase in subscription deferred revenue	36,632	33,959
Decrease in contract assets (unbilled revenue)	1,373	2,356
Subscription billings	$367,453	$299,241

Subscription billings growth rate	23%	30%

Contacts

Investor Relations
Carolyn Bass
ir@medallia.com

PR Contact:
Valerie Beaudett
press@medallia.com
+1 (650) 400-7833